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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in the Registration Statement on Form S-3 (Registration No. 333-185396-01) of ECA Marcellus Trust I of our report dated March 18, 2019, with respect to the financial statements of ECA Marcellus Trust I, included in the Annual Report on Form 10-K of ECA Marcellus Trust I for the year ended December 31, 2018.

/s/ Ernst & Young LLP

Pittsburgh, Pennsylvania
March 18, 2019

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM